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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       Form 8-K


                                    Current Report
                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported):  February 27, 1998
                                                            -----------------




                          LUND INTERNATIONAL HOLDINGS, INC.
                (Exact name of registrant as specified in its charter)


               Delaware                000-16319               41-1568618
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           (State or other          (Commission File        (I.R.S. Employer
           jurisdiction of              Number)             Identification No.)
           Incorporation)


                       911 Lund Boulevard, Anoka, MN  55303
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                 (Address of principal executive offices)  (Zip Code)


          Registrant's telephone number, including area code (612) 576-4200
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     ITEM 5.   OTHER EVENTS.
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               On February 27, 1998 (the "Closing Date"), the registrant and certain of its subsidiaries (Deflecta, Lund Industries, Incorporated, a Minnesota corporation, Belmor Autotron Corp., a Delaware corporation and DFM Corp., an Iowa corporation (collectively, the "Borrowers"), Lund Acquisition Corp., a Minnesota corporation, BAC Acquisition Co., a Delaware corporation, Trailmaster Products, Inc., a Delaware corporation, and Delta III, Inc., a Delaware corporation (collectively, the "Active Subsidiaries", and together with the registrant and the Borrowers, the "Loan Parties")), entered into a Credit Agreement with the lenders named therein (the "Lenders") and Heller Financial, Inc., as agent for the Lenders (the "Agent"). The Credit Agreement provides for a maximum possible outstanding loan amount of $87,000,000 consisting of: (i) a $20,000,000 term loan ("Term Loan A"); (ii) a $22,000,000 term loan ("Term Loan B"); (iii) a $30,000,000 revolving credit facility (the "Revolving Facility"); and (iv) a $15,000,000 acquisition facility.

               On the Closing Date, the Borrowers borrowed $54,138,052.81 from the Lenders ($20,000,000 under Term Loan A, $22,000,000 under Term Loan B and the balance under the Revolving Facility). The current interest rate for the borrowings under Term Loan A and the Revolving Loan is LIBOR plus 2.5% per annum. The current interest rate for the borrowings under Term Loan B is LIBOR plus 2.75% per annum.

               The Credit Agreement is secured by a lien in favor of the Agent on substantially all of the personal and real property of the Loan Parties, including a pledge of all of the capital stock owned by registrant, Deflecta and DFM Corp. of, respectively, (i) Lund Industries, Incorporated and Lund Acquisition Corp., (ii) DFM Corp. and Belmor Autotron Corp., and
     (iii) BAC Acquisition Co., Trailmaster Products, Inc. and Delta III, Inc. In addition, each of the Loan Parties has guaranteed the obligations under the Credit Agreement of each of the other Loan Parties and has indemnified the Agent against losses arising from or out of, among other things, (x) the failure by any Loan Party to comply with environmental laws or (y) hazardous materials affecting properties mortgaged by any Loan Party to the Agent.

               The statements in this Item 5 are intended to summarize the transactions and documents referred to in this Item 5. Such statements are qualified in their entirety by reference to the exhibits listed in Item 7 hereof.


     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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          (c)  Exhibits:

               1.   Credit Agreement

               2. Term A Note made by each of Industries, Deflecta, Belmor and DFM in favor of Heller

               3. Term B Note made by each of Industries, Deflecta, Belmor and DFM in favor of Heller

               4. Revolving Note made by each of Industries, Deflecta, Belmor and DFM in favor of Heller

               5. Acquisition Note made by each of Industries, Deflecta, Belmor and DFM in favor of Heller

               6. Term A Note made by each of Industries, Deflecta, Belmor and DFM in favor of Dresdner

               7. Term B Note made by each of Industries, Deflecta, Belmor and DFM in favor of Dresdner

               8. Revolving Note made by each of Industries, Deflecta, Belmor and DFM in favor of Dresdner

               9. Acquisition Note made by each of Industries, Deflecta, Belmor and DFM in favor of Dresdner

               10. Corporate Guaranty by Holdings, Borrowers and Active Subsidiaries

               11.  Pledge Agreement by Holdings, Deflecta and DFM

               12. Security Agreement by Holdings, Borrowers and Active Subsidiaries

               13.  Assignment for Security of Trademark, Patent and Copyright

               14.  Environmental Indemnity Agreement


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                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LUND INTERNATIONAL HOLDINGS, INC.


                                   By:  /s/ William J. McMahon
                                        ---------------------------------
                                        Name:  William J. McMahon
                                        Title:  President


     Dated:  March 17, 1998


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                                    EXHIBIT INDEX


     Exhibit             Description
     -------             -----------

     1.                  Credit Agreement

     2. Term A Note made by each of Industries, Deflecta, Belmor and DFM in favor of Heller

     3. Term B Note made by each of Industries, Deflecta, Belmor and DFM in favor of Heller

     4. Revolving Note made by each of Industries, Deflecta, Belmor and DFM in favor of Heller

     5. Acquisition Note made by each of Industries, Deflecta, Belmor and DFM in favor of Heller

     6. Term A Note made by each of Industries, Deflecta, Belmor and DFM in favor of Dresdner

     7. Term B Note made by each of Industries, Deflecta, Belmor and DFM in favor of Dresdner

     8. Revolving Note made by each of Industries, Deflecta, Belmor and DFM in favor of Dresdner

     9. Acquisition Note made by each of Industries, Deflecta, Belmor and DFM in favor of Dresdner

     10.                 Corporate Guaranty by Holdings, Borrowers and Active
                         Subsidiaries

     11.                 Pledge Agreement by Holdings, Deflecta and DFM

     12.                 Security Agreement by Holdings, Borrowers and Active
                         Subsidiaries

     13.                 Assignment for Security of Trademark, Patent and
                         Copyright

     14.                 Environmental Indemnity Agreement